Intangible Assets	12 Months Ended
Mar. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

4. INTANGIBLE ASSETS

Intangible assets include intellectual properties and customer relationships relating to the Prolieve technology, acquired at a cost of $2.5 million. These assets are being amortized on a straight-line basis over ten years; amortization expense was $246,212 for each of the years ended March 31, 2016, 2015 and 2014.

Future amortization expense related to the net carrying amount of intangible assets is estimated to be as follows:

2017	$246,212
2018	246,212
2019	246,212
2020	246,212
2021	246,212

Sub-total	1,231,060
2021 and thereafter	289,060

Total	$1,520,120